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                                TECHIES.COM INC.
                   AMENDED AND RESTATED 1996 STOCK OPTION PLAN


                      ARTICLE I. ESTABLISHMENT AND PURPOSE

         1.1 ESTABLISHMENT. techies.com inc., a Minnesota corporation ("Company"), hereby establishes, effective October 1, 1996, a stock option plan for employees and others providing services to the Company, as described herein, which shall be known as the "1996 STOCK OPTION PLAN" ("Plan"). The Plan permits the granting of Nonstatutory Stock Options and Incentive Stock Options.

         1.2 PURPOSE. The purposes of this Plan are to enhance shareholder investment by attracting, retaining, and motivating employees and consultants of the Company and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.


                             ARTICLE II. DEFINITIONS

         2.1 DEFINITIONS. Unless the context clearly requires otherwise, the following terms shall have the respective meanings set forth below, and when said meaning is intended, the term shall be capitalized.

          (a)  "BOARD" means the Board of Directors of the Company.

          (b)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (c) "COMMITTEE" shall mean the Committee, as specified in Article IV hereof, appointed by the Board to administer the Plan.

          (d) "COMPANY" means techies.com inc., a Minnesota corporation (including any and all subsidiaries).

          (e) "CONSULTANT" means any person or entity, including an officer or director of the company who provides services (other than as an Employee) to the Company.

          (f) "DATE OF EXERCISE" means the date the Company receives notice by an Optionee of the exercise of an Option pursuant to Section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock as to which the Optionee intends to exercise an Option.

          (g) "EMPLOYEE" means any person, including an officer or director of the Company, who is employed by the Company.

          (h) "EXCHANGE ACT" means the Securities and Exchange Act of 1934, as amended.

          (i) "FAIR MARKET VALUE" means the price per share determined as follows: (a) if the security is listed for trading on one or more national securities exchanges (including the NASDAQ National Market System), the reported last sale price on such principal exchange on the date in question, or if such security shall not have

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               been traded on such principal exchange on such date, the reported last sale price on such principal exchange on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange (including the NASDAQ National Market System) but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for such security on the date in question, or if there are no such bid prices for such security on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices existed; or (c) if neither
               (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee (as defined above), which determination shall be final and binding on all parties.

          (j) "INCENTIVE STOCK OPTION" means an Option granted under this Plan which is designated as an Incentive Stock Option and is intended to qualify as an "incentive stock option" within the meaning of
               Section 422 of the Code.

          (k) "INSIDER" means a person who is, at the time of an Option grant hereunder, an officer, director or holder of more than ten percent of the outstanding shares of the Stock, as defined in
               Section 16 of the Exchange Act.

          (l) "NONSTATUTORY OPTION" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Except as otherwise specified herein, Nonstatutory Options may be granted at such times and subject to such restrictions as the Board shall determine without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

          (m) "OPTION" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

          (n) "OPTIONEE" means a person to whom an Option has been granted under the Plan.

          (o) "PARENT CORPORATION" shall have the meaning set forth in Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

          (p)  "SUBSIDIARY CORPORATION" shall have the meaning set forth in
               Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

          (q) "SIGNIFICANT SHAREHOLDER" means an individual who, within the meaning of Section 422(b)(6)of the Code, owns Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning Stock owned by certain relatives of the individual and certain Stock owned by corporations in which the individual is a shareholder, partnerships in

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               which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section
               424(d) of the Code.

          (r) "STOCK" means the nonvoting common stock of the Company, or if the Company elects at its sole discretion to convert nonvoting common stock of the Company to voting common stock of the Company, then from and after such conversion the term "Stock" shall mean the voting common stock of the Company.

         2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

         2.3 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                   ARTICLE III. ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY. All Employees are eligible to participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder.

         3.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Consultants those to whom Options shall be granted and shall determine the nature of and number of shares of Stock subject to each such Option.


                           ARTICLE IV. ADMINISTRATION

         4.1 THE COMMITTEE. The Plan shall be administered by a Committee appointed by the Board consisting of not fewer than two Directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. No member of the Committee shall receive any Option pursuant to the Plan or any similar plan of the Company or any of its subsidiaries while serving on the Committee, or shall have received any such Option at any time within one year prior to his or her service on the Committee, or, if different, for the time period just necessary to fulfill the then current Rule 16b-3 requirements under the Exchange Act, except for Options granted pursuant to a formula plan meeting the conditions of Rule 16b-3(c)(2)(ii). If for any reason the Committee does not qualify to administer the Plan disinterestedly as contemplated by Rule 16b-3 of the Exchange Act, or as may be required under applicable tax law to permit a deduction with respect to certain Options issued under the Plan, the Board of Directors may appoint a new Committee so as to comply with the disinterested administration requirements of Rule 16b-3 and such tax law.

         4.2 AUTHORITY OF THE COMMITTEE. The Committee shall have full power except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Options; to determine the terms and conditions of such Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 12 herein) to amend the terms and conditions of

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any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

         The discretion of the Committee shall be limited to the extent necessary to retain the status of the Committee members as "disinterested persons" pursuant to Rule 16b-3 of the Exchange Act.

         4.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Consultants, Optionees, and their respective successors.

         4.4 AUTHORITY OF THE COMPANY'S PRESIDENT. Unless otherwise determined by the Board of Directors or Committee, the president of the Company shall have the authority to authorize and approve the grant of Stock Options under the Plan to eligible participants (excluding any director or the president of the Company which require the approval of the Committee or Board), with an Option price not less than the Fair Market Value on the date of grant and such other terms as are determined by the president.


                      ARTICLE V. STOCK SUBJECT TO THE PLAN

         5.1 NUMBER. Subject to adjustment as provided in Section 5.3 herein, the total number of shares of Stock hereby made available for grant and reserved for issuance under the Plan shall be 1,000,000. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in
Section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

         5.2 LAPSED OPTIONS. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

         5.3 ADJUSTMENT IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.


                        ARTICLE VI. DURATION OF THE PLAN

         6.1 DURATION OF THE PLAN. Subject to shareholder approval, the Plan shall be in effect for ten years from the date of its adoption by the Committee. Any Options outstanding at the end of said

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period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.


                       ARTICLE VII. TERMS OF STOCK OPTIONS

         7.1 GRANT OF OPTIONS. Subject to Section 5.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Committee; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Committee shall have complete discretion in determining the number of shares of Stock subject to an Option and the number of Options granted to each Optionee. In making such determinations, the Committee may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company, and such other factors as the Committee in its discretion shall deem relevant. The Committee also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

         The aggregate Fair Market Value (determined at the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which Incentive Stock Options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000.

         Nothing in this Article VII of the Plan shall be deemed to prevent the grant of Options in excess of the maximums established by the preceding paragraph where such excess amount is treated as a Nonstatutory Option. In no event, however, shall the number of shares of Stock with respect to which Nonstatutory Stock Options may be granted to any Employee exceed 100,000 in any fiscal year.

         The Committee is expressly given the authority to issue amended Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option.

         7.2 NO TANDEM OPTIONS. Where an Option granted under this Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

         7.3 OPTION AGREEMENT. As determined by the Committee on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions of Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or serial exercise restrictions which the Committee may impose; and any other terms or conditions which the Committee may impose.

         All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

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         7.4 OPTION PRICE. No Incentive Stock Option granted pursuant to this
Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be equal to the Fair Market Value of Stock on the date the Option is granted and shall not be subject to the restrictions applicable to Incentive Stock Options.

         7.5 TERM OF OPTIONS. Each Option shall expire at such time as the Committee shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

         7.6 EXERCISE OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Optionees. Notwithstanding any other provision of the Plan, however, in no event may any Option granted under this Plan to an Insider become exercisable prior to six months following the date of its grant, or following the date upon which the Plan is ratified, whichever is later.

         7.7 PAYMENT. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or
(ii) if acceptable to the Committee, in Stock having a Fair Market Value at the time of the exercise equal to the exercise price (provided that, in the case of an Insider, the Stock that is tendered as payment upon exercise of the Option has been held by the Optionee for at least six months prior to its tender), or in some other form, including a combination of the above; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. In addition, the Company may establish a cashless exercise program in accordance with Federal Reserve Board Regulation T.

         7.8 SHAREHOLDERS AGREEMENT. So long as the Company's Shareholders Agreement dated September 29, 1994, as amended (the "SHAREHOLDERS AGREEMENT") is in effect, each Option and Option Agreement under the Plan shall include a provision whereby the Optionee agrees: (i) to hold the Option shares in accordance with the Shareholders Agreement, (ii) to not transfer such shares other than as provided in the Shareholders Agreement and (iii) in all other respects to be bound by the provisions of the Shareholders Agreement.


                    ARTICLE VIII. WRITTEN NOTICE, ISSUANCE OF
                   STOCK CERTIFICATES, SHAREHOLDER PRIVILEGES

         8.1 WRITTEN NOTICE. An Optionee wishing to exercise an Option shall give written notice to the Chief Financial Officer of the Company, in the form and manner prescribed by the Committee. Except for approved "cashless exercises," full payment for the shares exercised pursuant to the Option must accompany the written notice.

         8.2 ISSUANCE OF STOCK CERTIFICATES. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock. Such certificate may bear a legend restricting transfer thereof.

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         8.3 PRIVILEGES OF A SHAREHOLDER. An Optionee or any other person entitled to exercise an Option under this Plan shall not have shareholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such stock.


                      ARTICLE IX. TERMINATION OF EMPLOYMENT

         9.1 DEATH. If an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

         9.2 TERMINATION OTHER THAN FOR CAUSE OR DUE TO DEATH. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death or for cause, the Optionee may exercise such portion of his or her Option as was exercisable by him or her at the date of such termination (the "Termination Date") at any time within three
(3) months of the Termination Date; provided, however, that where the Optionee is an Employee, and is terminated due to disability within the meaning of Code
Section 422(c)(6), such Optionee may exercise such portion of any Option as was exercisable by such Optionee on his or her Termination Date within one year of such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

         In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a corporation to the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence upon termination of employment.

         9.3 TERMINATION FOR CAUSE. In the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant in the case of a Consultant, which termination is by the Company for cause, any Option or Options held by such Optionee under the Plan, to the extent not exercised before such termination, shall terminate immediately.


                         ARTICLE X. RIGHTS OF OPTIONEES

         10.1 SERVICE. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

         10.2 NONTRANSFERABILITY. Except as otherwise determined by the Committee in the case of Nonstatutory Options, all Options granted under this Plan shall be nontransferable by the Optionee, other

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than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.


                         ARTICLE XI. OPTIONEE-EMPLOYEE'S
                          TRANSFER OR LEAVE OF ABSENCE

         11.1 OPTIONEE-EMPLOYEE'S TRANSFER OR LEAVE OF ABSENCE. For Plan purposes--

         (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such corporation to another, or

         (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Committee.


                             ARTICLE XII. AMENDMENT,
                    MODIFICATION, AND TERMINATION OF THE PLAN

         12.1 AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN. The Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that

         (a) no such action of the Board, without approval of the shareholders, may --

                    (i) increase the total amount of Stock that may be purchased through Options granted under the Plan, except as provided in Section 5.1; or

                    (ii) change the class of Employees or Consultants eligible to receive Options; and

         (b) without the approval of the shareholders of the Company (as may be required by the Code, by Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, or by a regulatory body having jurisdiction with respect hereto) no such termination, amendment, or modification may:

                    (i) materially increase the total number of shares that may be granted to Insiders under this Plan;

                    (ii) materially modify the requirements as to eligibility
                         for Insiders to participate in the Plan;

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                    (iii) materially increase the cost of the Plan related to
                         Insiders or materially increase the benefits to Insiders;

                    (iv) extend the period during which Options may be granted to or exercised by Insiders;

                    (v) change the provisions of the Plan regarding Option price on grants to Insiders; or

                    (vi) modify the Plan or the terms of Options in such a way that the members of the Committee lose their status as "disinterested persons" under Rule 16b-3 of the Exchange Act.

         12.2 OPTIONS PREVIOUSLY GRANTED. No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.


            ARTICLE XIII. MERGER, CONSOLIDATION OR ACCELERATION EVENT

         13.1     MERGER, CONSOLIDATION.

          (a) Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

          (b) A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 424(a).

         13.2 IMPACT OF ACCELERATION EVENT. The Option Agreement may provide that all options granted hereunder will become fully exercisable and vested in the event of a "Acceleration Event" as defined in Section 13.3 or a "Potential Acceleration Event" as defined in Section 13.4.

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         13.3 DEFINITION OF "ACCELERATION EVENT." For purposes of Section 13.2, an "Acceleration Event" means the happening of any of the following:

          (a) When any "person" as defined in Section 3(a) (9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, but excluding the Company or any subsidiary or parent or any employee benefit plan sponsored or maintained by the Company or any subsidiary or parent (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities;

          (b) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof; provided, however, that a Director who was not a Director at the beginning of such 24-month period will be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such Director was elected by, or on the recommendation or, or with the approval of, at least 60% of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such 24-month period) or by prior operation of this Section 13.3(b); or

          (c) The approval by the shareholders of any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company.

         13.4 DEFINITION OF "POTENTIAL ACCELERATION EVENT." For purposes of
Section 13.2, a "Potential Acceleration Event" means the approval by the Board of an agreement by the Company the consummation of which would result in an Acceleration Event of the Company as defined in Section 13.3.


                      ARTICLE XIV. SECURITIES REGISTRATION

         14.1 SECURITIES REGISTRATION. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

         Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale

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in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of such shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.


                           ARTICLE XV. TAX WITHHOLDING

         15.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan.

         15.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, or upon any other taxable event hereunder, Optionees may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax which could be imposed on the transaction.

         Share withholding upon the exercise of an Option will be done if the Optionee makes a signed, written election and either of the following occurs:

          (a) The Option exercise occurs during a "window period" and the election to use such share withholding is made at any time prior to exercise. For this purpose, "window period" means the period beginning on the third business day following the date of public release of the Company's quarterly financial information and ending after the twelfth business day following such date. An earlier election can be revoked up until the exercise of the Option during the window period; or

          (b) An election to withhold shares is made at least six months before the Option is exercised. If this election is made, then the Option can be exercised and shares may be withheld outside of the window period.


                          ARTICLE XVI. INDEMNIFICATION

         16.1 INDEMNIFICATION. To the extent permitted by law, each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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                        ARTICLE XVII. REQUIREMENTS OF LAW

         17.1 REQUIREMENTS OF LAW. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.2 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

         17.3 COMPLIANCE WITH THE CODE. Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code
Section 422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as incentive stock options under the Code.


                      ARTICLE XVIII. EFFECTIVE DATE OF PLAN

         18.1 EFFECTIVE DATE. Subject to ratification by an affirmative vote of holders of a majority of shares present and entitled to vote at a shareholder meeting, the Plan shall be effective as of February 1, 1996, the date of its adoption by the Board.


                  ARTICLE XIX. NO OBLIGATION TO EXERCISE OPTION

         19.1 NO OBLIGATION TO EXERCISE. The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.


                     ARTICLE XX. NONEXCLUSIVITY OF THE PLAN

         20.1 NONEXCLUSIVITY OF THE PLAN. The adoption of this Plan will not be construed as limiting the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan. Such arrangements may be either generally applicable or applicable only in specific cases.


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